Fair Value Measurements (Tables)	12 Months Ended
Dec. 31, 2025
The Plan
EBP, Investment, Fair Value and NAV [Line Items]
Schedule of Fair Value Measurements
The following table provides the fair value hierarchy of the Plan’s financial assets:

	Level 1	Level 2	Level 3	Total
December 31, 2025 (1)
Mutual funds	$—	$—	$—	$—
Chevron common stock	—	—	—	—
Total assets at fair value	$—	$—	$—	$—

December 31, 2024
Mutual funds	$948,419,046	$—	$—	$948,419,046
Hess Corporation common stock fund	167,316,698	—	—	167,316,698
Total assets at fair value	$1,115,735,744	$—	$—	$1,115,735,744

(1) Investment fair value is zero as a result of the Plan Merger.
Mutual funds are valued at quoted market prices, which represent the net asset value of shares held by the Plan. Prior to the Merger, Hess Corporation common stock values were based on the closing market price on the NYSE, which was the primary exchange on which the stock was traded.